UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 12, 2012

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Matador Resources Company (the “Company”) on November 12, 2012, announcing its financial results for the three month and nine month periods ended September 30, 2012. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit. On November 12, 2012, the Company held a conference call and webcast with respect to its financial results for the three and nine month periods ended September 30, 2012. The conference call transcript (the “Transcript”), including the related question and answer session, is furnished as Exhibit 99.2 and incorporated herein by reference.

As previously announced, Mr. Foran will present at the Stephens Fall Investment Conference 2012 in New York City on Tuesday, November 13, 2012. The Company has updated its investor presentation (the “Investor Presentation”) for this conference and other presentations to potential investors to include the results of operations for the third quarter of 2012. A copy of the Investor Presentation is furnished as Exhibit 99.3 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

In the Press Release, the Transcript and the Investor Presentation, the Company has included as “non-GAAP financial measures,” as defined in Item 10 of Regulation S-K of the Exchange Act, (i) earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock unit expense and net gain or loss on asset sales and inventory impairment (“Adjusted EBITDA”) and (ii) present value discounted at 10% (pre-tax) of estimated total proved reserves (“PV-10”). In the Press Release and the Investor Presentation, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally-accepted accounting principles (“GAAP”) in the United States. In addition, in the Press Release and the Investor Presentation, the Company has provided the reasons why the Company believes those non-GAAP financial measures provide useful information to investors.

Item 7.01 Regulation FD Disclosure.

Item 2.02 above is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 12, 2012.

99.2	Transcript of Conference Call, dated November 12, 2012.

99.3	Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: November 12, 2012	By:	/s/ David E. Lancaster
Name: David E. Lancaster
Title: Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 12, 2012.

99.2	Transcript of Conference Call, dated November 12, 2012.

99.3	Presentation Materials.